Exhibit 99 to Form 4 filed on behalf of Anthony J.
Sinskey for Transaction Date 12/3/07

Price 	 Shares

 $21.75  65

 $21.55  301

 $21.45  1035

 $21.40  245

 $21.30  700

 $21.10  250

 $21.05  100

 $21.01  1301

 $21.00  2400

 $20.95  1450

 $20.91  1802

 $20.80  40

 $20.77  311